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                                                                   EXHIBIT 99.7


DEBTOR:  DELTA QUEEN COASTAL VOYAGES, L.L.C.       CASE NUMBER:  01-10964 (JCA)

                            MONTHLY OPERATING REPORT
                             AS OF AUGUST 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that Delta Queen Coastal Voyages, L.L.C. was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.


/s/ STEVE MOELLER
------------------------
Steve Moeller
Director, Accounting